Exploration and Evaluation Assets - Schedule of Exploration and Evaluation Assets Relating to Thacker Pass Project (Details) - Exploration and Evaluation Assets - Thacker Pass - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Acquisition costs
Total exploration and evaluation assets, beginning balance	$ 3,540	$ 2,104
Additions	560	1,436
Write offs	(248)
Total exploration and evaluation assets, ending balance	$ 3,852	$ 3,540